UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

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☒	Definitive Information Statement

SOLBRIGHT GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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1

SOLBRIGHT GROUP, INC.

One Gateway Center, 26th Floor

Newark, NJ 07102

(973) 339-3855

August 30, 2018

Dear Shareholders:

The enclosed Information Statement is being furnished to the holders of record of the shares of the common stock (the “Common Stock”) of Solbright Group, Inc., a Delaware corporation (the “Company”), as of the close of business on the record date, August 3, 2018 (the “Record Date”). The purpose of the Information Statement is to notify our shareholders that on July 30, 2018, the Company received written consents from the sole member of the Board of Directors (the “Board”) and the holders of 18,438,394 shares of common stock of the Company, representing approximately 51.1% of the issued and outstanding shares of Common Stock (the “Consenting Shareholders”). The written consents adopted resolutions which authorized the Company to act on a proposal to amend its Certificate of Incorporation to change the name of the Company from “Solbright Group, Inc.” to “Iota Communications, Inc.”

You are urged to read the Information Statement in its entirety for a description of the action taken by the Consenting Shareholders of the Company.  The name change will become effective upon the filing of an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, which is expected to occur as soon as reasonably practicable on or after a date that is not earlier than twenty-one (21) calendar days after this Information Statement is first mailed to our shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you.  The enclosed Information Statement is being furnished to you to inform you that the foregoing action has been approved by the Consenting Shareholders. Because the Consenting Shareholders have voted in favor of the foregoing actions and have sufficient voting power to approve such actions through their ownership of Common Stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement.  The Board is not soliciting your proxy in connection with the adoption of the resolution, and proxies are not requested from shareholders.

This Information Statement is being mailed on or about August 31, 2018 to shareholders of record on the Record Date.

Sincerely, /s/ Terrence DeFranco Terrence DeFranco President and Chief Executive Officer

SOLBRIGHT GROUP, INC.

One Gateway Center, 26th Floor

Newark, NJ 07102

(973) 339-3855

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

_____________________________________

NO VOTE OR OTHER ACTION OF THE COMPANY’S SHAREHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the holders of record of the shares of the common stock (the “Common Stock”) of Solbright Group, Inc., a Delaware corporation (the “Company”), as of the close of business on the record date, August 3, 2018 (the “Record Date”). The purpose of the Information Statement is to notify our shareholders that on July 30, 2018, the Company received written consents from the sole member of the board of directors of the Company (the “Board”) and the holders of a majority of the issued and outstanding shares of Common Stock, representing approximately 51.1% of the voting stock of the Company (the “Consenting Shareholders”). The written consents adopted resolutions which authorized the Company to act on a proposal to amend its Certificate of Incorporation to change the name of the Company from “Solbright Group, Inc.” to “Iota Communications, Inc.”

The Board believes that the amendment to the Certificate of Incorporation (the “Amendment”) is beneficial to the Company. The full text of the Amendment is attached as Appendix A to this Information Statement.

The action will become effective on a date that is not earlier than twenty-one (21) calendar days after this Information Statement is first mailed to our shareholders.

Because the Consenting Shareholders have voted in favor of the foregoing action and have sufficient voting power to approve such actions through their ownership of Common Stock, no other shareholder consents will be solicited in connection with the transaction described in this Information Statement.  The Board is not soliciting proxies in connection with the adoption of these resolutions, and proxies are not requested from shareholders.

In accordance with our bylaws, our Board has fixed the close of business on August 3, 2018 as the record date for determining the shareholders entitled to notice of the above noted action. This Information Statement is being mailed on or about August 31, 2018 to shareholders of record on the Record Date.

Under Delaware law, shareholders have no appraisal or dissenters’ rights in connection with the proposed amendment.

DISTRIBUTION AND COSTS

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. In addition, we will only deliver one Information Statement to multiple shareholders sharing an address, unless we have received contrary instructions from one or more of the shareholders. Also, we will promptly deliver a separate copy of this Information Statement and future shareholder communication documents to any shareholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future shareholder communication documents to any shareholder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Shareholders may also address future requests regarding delivery of information statements by contacting us at the address noted above.

VOTE REQUIRED; MANNER OF APPROVAL

Approval to implement the Amendment requires the affirmative vote of the holders of a majority of the voting power of the Company.  Because shareholders holding at least a majority of the voting rights of our outstanding Common Stock have voted in favor of the foregoing actions and have sufficient voting power to approve such actions through their ownership of common stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement.  The Board is not soliciting proxies in connection with the adoption of these proposals, and proxies are not requested from shareholders.

In addition, the Delaware General Corporation Law (the “DGCL”) provides in substance that shareholders may take action without a meeting of the shareholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of the outstanding voting shares holding not less than the minimum number of votes that would be necessary to approve such action at a shareholders meeting.  The action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

The Company has no class of voting stock outstanding other than the common stock. As of July 30, 2018, there were 36,051,869 shares of Common Stock outstanding, and each share of Common Stock is entitled to one vote. Accordingly, the vote or written consent of the shareholders holding at least 18,025,935 shares of the Common Stock issued and outstanding is necessary to approve the Amendment to change the name of the Company from “Solbright Group, Inc.” to “Iota Communications, Inc.” In accordance with our bylaws, the Board has fixed the close of business on August 3, 2018 as the record date for determining the shareholders entitled to vote or give written consent.

Written consent was received from the holders of 18,438,394 shares of Common Stock. Accordingly, in compliance with the DGCL, the necessary majority of the total voting stock of the Company have approved the Amendment necessary to implement the proposed amendment to the Certificate of Incorporation. As a result, no vote or proxy is required by the shareholders to approve the adoption of the foregoing action.

REASON FOR THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO CHANGE ITS CORPORATE NAME

On July 30, 2018, the Company, entered into an Agreement and Plan of Merger and Reorganization (“Merger Agreement”) with Iota Networks, LLC, an Arizona limited liability company and a direct wholly owned subsidiary of the Company (the “Merger Sub”), M2M Spectrum Networks, LLC, an Arizona limited liability company (“M2M”), and Spectrum Networks Group, LLC, an Arizona limited liability company and the majority member of M2M. Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into M2M (the “Merger”), a dedicated Internet of Things (IoT) network access and IoT solutions company, with M2M continuing as the surviving entity and a wholly owned subsidiary of the Company. In connection with the Merger, the Company believes that its new proposed name, “Iota Communications, Inc.” will more accurately reflect the combined Company’s business focus and its proposed business activities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of August 26, 2018, the number shares of common stock beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each executive officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission (the “SEC”). Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power. Unless otherwise indicated, the business address of each such person is c/o Solbright Group, Inc., One Gateway Center, 26th floor, Newark, New Jersey 07102.

The percentages below are calculated based on 37,390,322 issued and outstanding shares of common stock issued and outstanding as of August 26, 2018.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage

5% or Greater Shareholders
Tai Jee Pan (1)	3,327,512	(2)	8.90%
Richmake International Ltd. (3)	2,477,545		6.63%
SolBright Renewable Energy, LLC (4)	6,666,666	(5)	16.64%
AIP Asset Management Inc. (6)	7,816,669	(7)	18.81%
Directors and executive officers
Terrence DeFranco, sole officer and director	2,433,333	(8)	6.21%
All executive officers and directors as a group (1 person)	2,433,333		6.21%

____________

(1)	The shareholder’s business address is: 15265 NW Perimeter Drive, Beaverton, Oregon 97006.
(2)	Consists of 2,660,846 shares of common stock owned by Tai Jee Pan directly and 666,666 shares of common stock owned by MAT Research LLC, an entity controlled by Tai Jee Pan.
(3)	The shareholder’s business address is: 10F, No. 69 Sec 3 Heui Jung Road, Taichung, Taiwan.
(4)	Mr. Patrick Hassell exercises sole voting and dispositive powers with respect to the shares of common stock owned by and issuable to SolBright Renewable Energy, LLC.
(5)

Includes 2,666,666 shares of common stock issuable upon conversion of Series A Convertible Preferred Stock (initially convertible at a conversion price of $1.50 per share).  The shareholder’s business address is: 701 East Bay Street, Suite 302, Charleston, SC 29403.

(6)

The shareholder’s business address is: c/o AIP Asset Management Inc. (“AIP”), TD North Tower, 77 King Street W, Suite 4140, Toronto, ON M5K 1E7.  AIP refers to AIP and the affiliated entities over which AIP has dispositive and voting control.  Mr. Jay Bala exercises sole voting and dispositive powers with respect to the shares of Common Stock issuable to AIP.

(7)	Includes 4,166,667 shares of common stock issuable to AIP upon conversion of certain secured promissory notes.
(8)	Includes options to purchase 1,775,000 shares of Common Stock.

INTEREST OF CERTAIN PERSONS IN OR IN

OPPOSITION TO MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed name change or in any action covered by the related resolutions adopted by the Board, which is not shared by all other shareholders.

Delaware Anti-Takeover Provisions

The anti-takeover provisions of Section 203 of the DGCL apply to us. Section 203 of the DGCL prohibits us from engaging in any business combination with any interested shareholder (any shareholder who owns or owned more than 15% of any stock or any entity related to a 15% shareholder) for a period of three years following the time that such shareholder became an interested shareholder, unless:

(1) Prior to such time the Board approved either the business combination or the transaction which resulted in the shareholder becoming an interested shareholder;

(2) Upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested shareholder) those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

(3) At or subsequent to such time the business combination is approved by the Board and authorized at an annual or special meeting of shareholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested shareholder.

FORWARD-LOOKING STATEMENTS

This information statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the Securities Exchange Act, we file periodic reports, documents, and other information with the SEC relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov.

ADDITIONAL INFORMATION

We “incorporate by reference” into this Information Statement the information in certain documents we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this information statement the following documents we have previously filed with the SEC: our Annual Report on Form 10-K for year ended May 31, 2017 and our quarterly reports on Form 10-Q for the quarters ended August 31, 2017, November 30, 2017 and February 28, 2018. You may request a copy of these filings at no cost, by writing or telephoning us at the address below.

OTHER MATTERS

The Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Company’s voting stock.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT:

Solbright Group, Inc.

One Gateway Center, 26th Floor

Newark, New Jersey 07102

(973) 339-3855

By Order of the Board, /s/ Terrence DeFranco President and Chief Executive Officer

Appendix A

CERTIFICATE OF AMENDMENT
OF
THE CERTIFICATE OF INCORPORATION
OF
SOLBRIGHT GROUP, INC.

_____________________________________

Under Section 242 of the Delaware General Corporation Law

_____________________________________

SOLBRIGHT GROUP, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), through its duly authorized officer and by authority of its Board of Directors,

DOES HEREBY CERTIFY:

FIRST: By written consent of the sole director of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, as previously amended to date (the “Amendment”), declaring that such Amendment is advisable and should be submitted to the shareholders of the Corporation for approval. The resolution setting forth the proposed Amendment is as follows:

RESOLVED, that Article FIRST of the Certificate of Incorporation of the Corporation is amended to read in its entirety as follows:

“The name of the Corporation is Iota Communications, Inc.”

SECOND: Thereafter, pursuant to resolutions of the Corporation’s Board of Directors, the Amendment was submitted to the shareholders of the Corporation for approval by written consent of the shareholders in lieu of a meeting, and the shareholders holding the necessary number of shares of the Corporation, as required by statute, consented in writing to the Amendment in accordance with Section 228 of the General Corporation Law of the State of Delaware.

THIRD: The Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed as of September ___, 2018.

SOLBRIGHT GROUP, INC. By: Name: Terrence DeFranco Title: President and Chief Executive Officer